UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2007

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On February 22, 2007, the Board of Directors of Portland General Electric Company (PGE, or the Company) appointed Rodney L. Brown, Jr. as a director of the Company to serve until the next annual meeting of shareholders. Mr. Brown is an attorney with Cascadia Law Group in Seattle, Washington, a firm specializing in environmental law, which he founded in 1996. He will serve on the Nominating and Corporate Governance Committee of the Board. There are no arrangements or understandings between Mr. Brown and any other persons pursuant to which Mr. Brown was selected as a director.

Mr. Brown is eligible to receive the following compensation pursuant to the Company's compensation arrangements for non-employee directors:

Annual Cash Retainer Fee	$30,000
Annual Cash Retainer for Chair of the Board	75,000
Annual Cash Retainer Fee for Audit Committee Chair	15,000
Annual Cash Retainer for Other Committee Chairs	7,500
Board Meeting Fees
for attendance in person	3,000
for telephone attendance	1,000
Committee Meeting Fees
for attendance in person	3,000
for telephone attendance	1,000
Annual Grant of Restricted Stock Units (prorated to reflect partial years of service)	30,000

The annual cash retainers and Board and Committee meeting fees are paid quarterly in arrears.

The pro-rata number of Restricted Stock Units Mr. Brown receives will be determined by dividing $15,000 by the closing price of the Company’s common stock on the date of grant. Each Restricted Stock Unit represents the right to receive one share of the Company's common stock at a future date. Provided that Mr. Brown remains a non-employee member of the Board of Directors, the Restricted Stock Units will vest in equal quarterly installments on the last day of each calendar quarter and will be settled exclusively in shares of the Company's common stock.

Mr. Brown will also be granted one Dividend Equivalent Right with respect to each Restricted Stock Unit. Each Dividend Equivalent Right represents the right to receive an amount equal to dividends paid on one share of the Company’s common stock having a record date between the grant

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date and vesting date of the related Restricted Stock Unit. The Dividend Equivalent Rights will be settled in cash on the date that the related dividends are paid to holders of the Company’s common stock.

The grants will be made pursuant to the terms of the Portland General Electric Company 2006 Stock Incentive Plan, summarized below, a copy of which was included in the Company's Current Report on Form 8-K filed February 22, 2006.

Mr. Brown will also be eligible to participate in the 2006 Outside Directors' Deferred Compensation Plan, summarized below, a copy of which was filed in the Company's Current Report on Form 8-K filed May 17, 2006.

Portland General Electric Company 2006 Stock Incentive Plan (Stock Plan)

Purpose

The purpose of the Stock Plan is to provide incentives which will attract, retain and motivate highly competent persons as officers, directors and key employees of the Company and its subsidiaries and affiliates by providing them with appropriate incentives and rewards in the form of rights to earn shares of the common stock of the Company.

Administration of Stock Plan

The Stock Plan will be administered by the Compensation and Human Resources Committee of the Board of Directors or another committee appointed by the Board of Directors from among its members (the Committee). The Committee must be comprised of not less than two (2) directors who are (i) "non-employee directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (Code). The Committee may delegate to one or more of its members, or to one or more employees or agents, such duties and authorities as it may deem advisable including the authority to make grants as permitted by applicable law, the rules of the Securities and Exchange Commission and any requirements of the New York Stock Exchange.

Eligibility and Participation

Persons eligible to participate in the Stock Plan include (i) directors of the Company who are not employed by the Company or any of its subsidiaries, and (ii) officers and key employees of the Company or any of its subsidiaries and affiliates that the Committee, in its sole discretion, determines to be significantly responsible for the success and future growth and profitability of the Company. The Committee has sole discretion to determine the eligible participants to whom awards will be granted.

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Awards

Awards may be granted in the form of stock options, including incentive stock options, stock appreciation rights, restricted stock, stock units or any combination thereof. Any awards may, as determined by the Committee in its discretion, be granted in a manner such that the award qualifies for the performance-based compensation exemption of Section 162(m) of the Code. No portion of an award is transferable during the participant's lifetime. The participant may designate one or more beneficiary or beneficiaries to whom an award will be paid in event of the participant's death. In the absence of any such designation, in the event of the participant's death, awards are transferable only by will or the laws of descent and distribution. In the event of a Change in Control (as defined in the Stock Plan) or a fundamental change in the business condition or strategy of the Company, the Committee, in its sole discretion, may (i) provide for the acceleration of any time periods related to awards, (ii) provide for payment of awards in cash or other property, (iii) adjust the terms of awards, (iv) cause awards to be assumed or new rights substituted, or (v) make such other adjustments in awards as the Committee may consider equitable to the participant and in the best interests of the Company. The maximum number of shares of common stock available under the Stock Plan is 4,687,500.

Duration, Amendment and Termination

No award will be granted more than ten (10) years after the effective date of the Stock Plan. The Committee may amend the Stock Plan from time to time or suspend or terminate the Stock Plan at any time, provided that no amendment of the Stock Plan may be made without approval of the shareholders of the Company if such approval is required under applicable laws, regulations or rules, including rules of the New York Stock Exchange.

Indemnification

No member of the Committee and no employee of the Company shall be liable for any act or failure to act under the Stock Plan, or for any act or failure to act under the Stock Plan by any other member or employee or by any agent to whom duties in connection with the administration of the Stock Plan have been delegated, except in circumstances involving his or her bad faith or willful misconduct. The Company will indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Stock Plan, except in circumstances involving such person's bad faith or willful misconduct.

2006 Outside Directors' Deferred Compensation Plan (Deferral Plan)

Purpose

The purpose of the Deferral Plan is to provide outside directors with the opportunity to defer receipt of all or a portion of their annual cash compensation as an aid in attracting and retaining individuals

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of exceptional quality for the Board of Directors. The Deferral Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (Code).

Administration

The Deferral Plan is administered by the Compensation and Human Resources Committee of the Board of Directors (Committee), which has the authority to make, amend, interpret and enforce all appropriate rules and regulations for the Deferral Plan.

Eligibility

Directors who are not employees of the Company or any of its subsidiaries are eligible to participate in the Deferral Plan.

Deferral Elections

An eligible Director may elect to irrevocably defer the annual retainers, fees for attendance at Board and various committee meetings and other cash compensation (Compensation) paid to the Director during the calendar year with respect to duties performed as a member of the Board. Up to one hundred percent (100%) of Compensation may be deferred in 1% increments.

Election to Defer

Each year eligible Directors may elect to participate in the Deferral Plan with respect to any Compensation to be paid in the following year by submitting a deferral election to the Committee no later than December 15 of the taxable year preceding the taxable year in which the Compensation will be earned.

Mid-Year Eligibility

If a Director first becomes eligible to participate in the Deferral Plan during a calendar year and wishes to defer Compensation earned during the remainder of the year, a deferral election must be submitted to the Committee no later than thirty (30) days following the date the Director became eligible to participate, to the extent permitted under Section 409A of the Code. The deferral election will be effective only with regard to Compensation earned after the election is submitted to the Committee.

Crediting to Account

The amount of Compensation a Director elects to defer under the Deferral Plan will be credited on the books of the Company in an account for the Director (Account) at the time the Compensation would have been paid absent deferral.

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Vesting of Accounts

Account balances are fully vested at all times. The Company has sole liability for the payment of benefits to participants, who have no secured rights to such benefits.

Interest

Interest will be paid on the amount deferred at a rate equal to the interest yield computed at the monthly equivalent of an annual yield that is one-half (0.5) percentage point higher than the annual yield on Moody’s Average Corporate Bond Yield Index for the three (3) calendar months preceding the immediately prior month as published by Moody’s Investors Service, Inc. (or any successor thereto), or, if such index is no longer published, a substantially similar index selected by the Board.

Benefits

Benefits under the Deferral Plan will be payable to the participating Director or, in the event of death, his or her beneficiary, commencing sixty-five days after the end of the month in which the Director ceases to be a member of the Board or otherwise “separates from service” within the meaning of Section 409A of the Code.

Amendment

The Committee may amend the Deferral Plan at any time, provided the amendment shall not reduce the amount accrued in any Account to the date of such amendment.

Termination

The Board may at any time, in its sole discretion, terminate or suspend the Deferral Plan in whole or in part. If the plan is terminated, payment of each Account to a participating Director or his or her beneficiary will commence within 65 days.

(e) Compensatory Arrangements of Certain Officers

2007 Incentive Compensation for Named Executive Officers

On February 22, 2007, the Compensation and Human Resources Committee approved the structure of the Annual Incentive Program for the 2007 Award Year (2007 Incentive Program) under the 2006 Annual Cash Incentive Master Plan for the "named executive officers" (as defined in Item 402(a)(3) of Regulation S-K). The 2007 Incentive Program provides for Awards based on attainment of financial, strategic and individual performance goals. Awards are calculated by multiplying base salary actually paid for the year by the product of the target Award opportunity, incentive performance rating percentage, and a percentage based upon net income, as adjusted pursuant to the Plan.

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Target Award Opportunity

The Compensation Committee established target Award opportunities for the Named Executive Officers as a percentage of base salary actually paid at 75% for the CEO, 50% for the Chief Financial Officer, and 45% for the other three Named Executive Officers.

Strategic and Individual Performance Goals

Most of the strategic and individual performance goals for the Named Executive Officers fall into the following categories: (i) high customer value (measured by customer satisfaction ranking, customer favorability ranking, customer value ranking, electric service power quality and reliability and energy efficiency achieved), (ii) reliable, reasonably priced supply (measured by power supply reliability, asset utilization, and the rolling three year average change in per unit power costs), (iii) active corporate responsibility (measured by customer and general business trust, employee volunteer hours, safety, sustainability, and compliance and governance), (iv) engaged valued workforce (measured by employee surveys, workforce recruiting, workforce engagement, workforce retention, and workforce total compensation), and (v) strong financial performance (measured by net income, return on equity, and unsecured bond ratings). Numerous initiatives support the five categories.

Incentive Performance Rating Percentage

The level of attainment of the strategic and individual performance goals results in a performance rating from 1 to 5, which is aligned with an incentive performance rating percentage ranging from 0% to 133.33%.

Net Income Goal

The net income goal is based upon available earnings information, normalized for non-recurring extraordinary items as provided in the Plan. Threshold, Target and Maximum net income levels for determining 2007 Awards are as follows:

Net Income Achieved	Funding Level
Below Threshold	0%
Threshold (80% of Target)	50%
Target	100%
Maximum (120% or more of Target)	150%

Percentages are interpolated for actual levels achieved between levels above the Threshold.

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2007 Maximum Award Opportunities

The 2007 maximum Award opportunities for the Named Executive Officers, as a percentage of base salary actually paid, are as follows:

Name	Title	Maximum Award
Peggy Y. Fowler	Chief Executive Officer and President	150%
James J. Piro	Executive Vice President, Finance, Chief Financial Officer and Treasurer	100%
Stephen M. Quennoz	Vice President, Nuclear and Power Supply/Generation	90%
Douglas R. Nichols	Vice President, General Counsel and Secretary	90%
Stephen R. Hawke	Senior Vice President, Customer Service and Delivery	90%

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	February 28, 2007	By:	/s/ James J. Piro
James J. Piro Executive Vice President, Finance Chief Financial Officer and Treasurer

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